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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture          Distribution Date:                     3/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

        Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        711,213.75
            Class B Note Interest Requirement                         67,705.31
            Class C Note Interest Requirement                        109,951.28
               Total                                                 888,870.34

        Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           0.94829
            Class B Note Interest Requirement                           1.08329
            Class C Note Interest Requirement                           1.36829

(iii)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          750,000,000
            Class B Note Principal Balance                           62,500,000
            Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00


                                            By:
                                               --------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President